UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2022

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2022, East Stone Acquisition Corporation, a British Virgin Islands business company and blank check company (the “Company” or “East Stone”), issued a promissory note (the “Note”) in the principal sum of up to $350,000 (the “Extension Funds”) to ICONIQ Holding Limited, an exempted company incorporated in the Cayman Islands with limited liability (“ICONIQ”), or its permitted assigns or successors in interest.

On August 19, 2022, the Extension Funds had been deposited into the Company’s trust account by ICONIQ for the Company’s public shareholders.

The Note bears no interest and is repayable by the Company on the earlier of, subject to waiver against trust provisions, (a) the date of the consummation of the Company’s initial business combination (as that term is defined in that certain Business Combination Agreement entered into by and among the Company and ICONIQ and such other parties named therein, dated on April 15, 2022 (the “Business Combination Agreement”)), (b) the termination of the Business Combination Agreement or (c) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in a Current Report on Form 8-K filed by the Company on August 22, 2022 with the Securities and Exchange Commission (the “SEC”), on August 22, 2022, the Company held a special meeting of shareholders (the “Extension Meeting”) to amend the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from August 24, 2022 to February 24, 2023. At the Extension Meeting, the Company’s shareholders approved the Charter Amendment.

The Company filed the Charter Amendment with the British Virgin Islands Registrar of Corporate Affairs on August 23, 2022. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Memorandum and Articles of Association
10.1	Promissory Note issued to ICONIQ Holding Limited, dated August 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: August 29, 2022	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer

2